UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 28, 2003

BIG CITY RADIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

000-13715

13-3790661

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

110 East 42nd Street, Suite 1306, New York, NY

10017

(Address of Principal Executive Offices)	(Zip Code)

(212) 599-3510

(Registrant’s telephone number, include area code)

BIG CITY RADIO, INC.

Item 5.                    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Chief Executive Officer and Chief Financial Officer of the registrant have certified, to the best of their knowledge, that the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

A copy of such certification is attached hereto as Exhibit 99.1

SIGNATURES

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:                    April 1, 2003

BIG CITY RADIO, INC.

By:	/s/ Paul R. Thomson

Paul R. Thomson

Vice President, Chief Financial

Officer & Treasurer

EXHIBIT INDEX

Exhibit No.

Description of Exhibits

99.1	CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)